SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported)    August 2, 1995
                                             --------------------
                  Wherehouse Entertainment, Inc.
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        (Exact name of registrant as specified in charter)


    Delaware                1-8281               95-2647555
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(State or Other        (Commission File       (IRS Identification
Jurisdiction of             Number)                Number)
 Incorporation

   19701 Hamilton Avenue, Torrance, California      90502-1334
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    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:
                     (310)538-2314
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  (Former Name or Former Address, if Changed Since Last Report)


              This current report contains 4 pages.


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Item 3.   Bankruptcy Receivership.


          Reference is made to the press release of Registrant, issued on August 2, 1995, which contains information meeting the requirements of this Item 3, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit "A."

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<page-3>

                           SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WHEREHOUSE ENTERTAINMENT, INC.


Date: August 4, 1995               By:    /s/ Jerry E. Goldress
                                      ---------------------------
                                      Jerry E. Goldress
                                      Chairman of the Board and
                                      Chief Executive Officer


                                   By:   /s/ Henry Del Castillo
                                      ---------------------------
                                      Henry Del Castillo
                                      Senior Vice President,
                                      Chief Financial Officer

EXHIBIT "A"


FOR IMMEDIATE RELEASE


                         CONTACT:  WHEREHOUSE ENTERTAINMENT, INC.
                                   Henry Del Castillo, SVP, CFO
                                   (310)538-2314, extension 2350





                 WHEREHOUSE ENTERTAINMENT, INC.

                FILES FOR CHAPTER 11 PROTECTION




     TORRANCE, CALIFORNIA (August 2, 1995) - Wherehouse
Entertainment, Inc. and its parent company, WEI Holdings, Inc.
today filed with the United States Bankruptcy Court in Delaware for protection under Chapter 11 of the U.S. Bankruptcy laws.

     "Filing for bankruptcy protection was the best way that we could assure all of our creditors equitable treatment and provide the flexibility necessary for our Company to continue to operate in a highly competitive industry," said Jerry E. Goldress, Chairman and Chief Executive Officer.

     He explained that Wherehouse defaulted on interest and principal payments to senior lenders totaling $1,652,000 due on July 31, and also defaulted on a $7,150,000 subordinated debt payment due August 1.

     Wherehouse Entertainment, Inc., a large prerecorded home entertainment retailer, operates over 300 stores in Arizona, California, Colorado, Iowa, Minnesota, Montana, Nevada, North Dakota, Oregon, Utah and Washington. Wherehouse is headquartered at 19701 Hamilton Avenue, Torrance, California 90502.

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